UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
SCHEDULE 14A
________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Karat Packaging Inc.
(Name of Registrant as Specified in its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Karat®
PACKAGING

2026 ANNUAL MEETING OF SHAREHOLDERS PROXY STATEMENT

ONE
CUP EARTH CHOICE

COPYRIGHT © 2026 KARAT PACKAGING. ALL RIGHTS RESERVED.

Karat Packaging Inc.
6185 Kimball Avenue
Chino, California 91708
April 24, 2026
Dear Fellow Karat Stockholder:
We are pleased to invite you to join us at the 2026 Annual Meeting of Stockholders of Karat Packaging Inc. ("Karat") to be held on June 16, 2026, at 3:00 p.m. Pacific Time, at the offices of Karat Packaging Inc., 6185 Kimball Avenue, Chino, CA 91708.
The Notice of Annual Meeting and Proxy Statement describe the specific matters to be voted upon at the Annual Meeting. We will also report on our business and provide an opportunity for you to ask questions of general interest.
Whether you own a few or many shares of Karat stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Your vote is important, and we ask that you please cast your vote as soon as possible.
The Board of Directors recommends that you vote FOR the election of all the director nominees; FOR the ratification of the selection of BDO USA, P.C. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2026, and FOR the advisory approval of the Company’s executive compensation ("Say on Pay"). Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Sincerely,
Alan Yu
Chairman and Chief Executive Officer
Karat Packaging Inc.

Karat Packaging Inc.
6185 Kimball Avenue
Chino, California 91708
NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Stockholders of Karat Packaging Inc.:
The 2026 Annual Meeting of Stockholders of Karat Packaging Inc. will be held on June 16, 2026, at 3:00 p.m. Pacific Time, at the offices of Karat Packaging Inc., 6185 Kimball Avenue, Chino, CA 91708, for the following purposes, as more fully described in the proxy statement:
(1)Director Election Proposal — a proposal to elect five directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;
(2)Auditor Ratification Proposal — a proposal to ratify the selection of BDO USA, P.C. as the Company’s independent certified public accountants for the fiscal year ending December 31, 2026;
(3)Say on Pay Proposal — a proposal to obtain advisory approval of the Company’s executive compensation; and
(4)To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
The close of business on April 21, 2026, has been fixed as the record date for the Annual Meeting (the "Record Date"). Only holders of record of Karat common stock on the Record Date are entitled to notice of, and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. As more fully described in the proxy statement, you may revoke your proxy and reclaim your right to vote at any time prior to its use.
Sincerely,
Alan Yu
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2026
The proxy statement and the 2025 Annual Report on Form 10-K are available at
https://irkarat.com

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors (the "Board") of Karat Packaging Inc. ("Karat" or the "Company," or "we," "us," and "our") for use at our 2026 Annual Meeting of Stockholders (the "Annual Meeting"). Our Annual Meeting will be held on June 16, 2026, at 3:00 p.m. Pacific Time, at the offices of Karat Packaging Inc., 6185 Kimball Avenue, Chino, CA 91708. If you need directions to the Annual Meeting, or if you require special assistance at the Annual Meeting because of a disability, please contact Roland Au at (626)-965-8882 ext. 145.

The close of business on April 21, 2026, has been fixed as the record date for the Annual Meeting (the "Record Date"). Only holders of record of Karat common stock on the Record Date are entitled to notice of, and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. As of the Record Date, there were 19,963,731 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. The Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about May 4, 2026.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
What is the purpose of our 2026 Annual Meeting?
Our 2026 Annual Meeting will be held for the following purposes:
1.To elect five directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, which we refer to as "Director Election Proposal";
2.To ratify the selection of BDO USA, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2026, which we refer to as "Auditor Ratification Proposal";
3.To obtain advisory approval of the Company's executive compensation ("Say on Pay"), which we refer to as "Say on Pay Proposal"; and
4.To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
In addition, senior management will report on our business and respond to your questions of general interest regarding the Company.
How can I attend the Annual Meeting?
You are entitled to attend the Annual Meeting only if you were a Karat stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the Annual Meeting, please cast your vote as soon as possible.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this proxy statement and the 2025 Annual Report?

We are utilizing a U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows us to send some or all of our stockholders a Notice regarding Internet availability of proxy materials (the “Notice”). Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice. If you received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Will I receive any other proxy materials by mail?

No, you will not receive any proxy materials, other than the Notice, by mail unless you request a paper copy of the proxy materials. If you are a stockholder registered on the United States section of the Company’s register of stockholders with shares listed for trading on the Nasdaq, please go to www.ProxyVote.com or call 1-800-579-1639 to request a paper copy of proxy materials.

How can I access the proxy materials over the Internet?
The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this proxy statement and the 2025 Annual Report are available at www.proxyvote.com for stockholders registered on the Company’s U.S. register of shares.

What are the voting rights of Karat stockholders?
Each stockholder of common stock is entitled to one vote for each share of common stock owned by that stockholder on the Record Date.
What constitutes a quorum?
The presence in person or represented by proxy of the majority of the shares entitled to vote at the Annual Meeting constitutes a quorum with respect to all matters presented. If you submit a properly executed proxy or voting instruction card, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all other matters. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.
What are "broker non-votes?"
"Broker non-votes" occur when shares held by a brokerage firm are not voted on with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares in its discretion. Under Nasdaq rules, proposals 1 and 3 to be presented at the Annual Meeting are non-routine and as such a broker does not have the discretion to vote on the Director Election Proposal nor the Say on Pay Proposal, if such broker has not received instructions from the beneficial owner of the shares represented.
Will my shares be voted if I do not provide my proxy?
If your shares are held by a brokerage firm and you do not provide the firm specific voting instructions, such firm will not have the authority to vote your shares, and your shares will not be voted, and will be considered "broker non-votes," with respect to all proposals to be presented at the Annual Meeting. Therefore, we urge you to provide voting instructions so that your shares will be voted. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Annual Meeting.
How do I vote?
Karat stockholders of record on April 21, 2026 may submit their proxies as follows:
•By mail, by marking, signing, and dating the proxy card (if you received one or requested paper materials) and returning it pursuant to the instructions provided in the proxy card.
If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.
To vote in person:
•If you are a registered holder, attend our Annual Meeting, bring valid photo identification, and deliver your completed proxy card or ballot in person; or
•If you hold your shares in street name, attend our Annual Meeting, bring valid photo identification, and obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date, before the Annual Meeting, by signing and mailing a new proxy card with a later date, or by attending the Annual Meeting and voting in person (only your latest proxy submitted prior to the Annual Meeting will be counted). However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What vote is required to approve each proposal at the Annual Meeting?
Proposal 1 — Director Election Proposal.
The vote required to elect our five directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, is a plurality of the votes cast at the Annual Meeting. Withheld votes and broker non-votes will have no effect on the outcome of this proposal. The Board recommends a vote “FOR” for each director nominee in the Director Election Proposal.

Proposal 2 — Auditor Ratification Proposal.

The vote required for the Auditor Ratification Proposal is a majority in voting power of the shares of stock of the Company present in person or by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. The Board recommends a vote “FOR” for the Auditor Ratification Proposal.

Proposal 3 — Say on Pay Proposal.

The vote required to approve the Say on Pay Proposal is a majority in voting power of the shares of stock of the Company present in person or by proxy and entitled to vote thereon at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because your vote is advisory, it will not be binding on the Company, our Board, or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers. The Board recommends a vote “FOR” for the Say on Pay Proposal.
How does the Board recommend I vote on the proposals?
The Board recommends that you vote:
•FOR Proposal 1: the Director Election Proposal.
•FOR Proposal 2: the Auditor Ratification Proposal.
•FOR Proposal 3: the Say on Pay Proposal.
How will the persons named as proxies vote?
If you complete and submit a proxy, the persons named as proxies will follow your voting instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares in accordance with the recommendations of the Board, as set forth above.
With respect to any other proposal that properly comes before the Annual Meeting, the persons named as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion.
Who will pay for the cost of soliciting proxies?
We will pay the cost of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock held of record by them.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL
Our Board currently consists of five members, and each member holds such office until the next annual meeting of shareholders, or until his or her successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
Upon the recommendation of our Nominating and Governance ("N&CG") Committee, our Board has nominated the five persons listed below to stand for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Each nominee listed below is currently serving as a director and is willing and able to serve as a director of Karat.
Director Nominees
Below are the names of and certain information regarding our director nominees:

Name	Age	Position
Alan Yu	56	Chief Executive Officer and Chairman
Jian Guo	47	Chief Financial Officer and Director
Paul Y. Chen	61	Director
Eric Chen	57	Director
Eve Yen	70	Director
Alan Yu co-founded the Company and has served as our Chairman and Chief Executive Officer since the Company’s founding in 2000. Mr. Yu attended the University of California, Los Angeles. We believe that Mr. Yu is qualified to serve on our board of directors due to the vast industry knowledge, perspective and experience he brings as our co-founder, Chairman and Chief Executive Officer, as well as one of our two largest stockholders.
Jian Guo joined the Company as our Chief Financial Officer in February 2022 and joined our board of directors in September 2023. Ms. Guo leads the Company's finance and accounting functions, including financial planning, budgeting, forecasting, financial reporting and compliance, risk management, and investor relations. Ms. Guo has previously served in the positions of SVP, Corporate Controller and Senior Director of Financial Reporting. Prior to her involvement in corporate accounting, Ms. Guo was an assurance senior manager at Ernst & Young, LLP. Ms. Guo holds an M.S. in Business Administration from Pennsylvania State University.
Paul Y. Chen joined our board of directors in January 2019 and serves as our lead independent director. Mr. Chen is a practicing CPA and is the managing partner and CEO of Chen & Fan Accountancy Corporation, specializing in financial audits, advisory, and income tax compliance for U.S. business entities, many of which are affiliated with multi-national groups with core operations in the Pacific Rim. Mr. Chen has over 30 years of experience in public accounting, serving industries including distribution, property management, banking, manufacturing, biotech, and R&D services. Prior to joining Chen & Fan Accountancy Corporation in 1999, Mr. Chen worked as an auditor and tax manager at Deloitte. He is an active participant in a number of community organizations and currently serves on the board of a number of community Chambers of Commerce and nonprofit organizations throughout Southern California, including on the audit and finance committees of Genesis LA Economic Growth Corporation, a Community Development Financial Institution. Mr. Chen received his MBA from the University of Southern California and B.S. from the University of California, Los Angeles. We believe that Mr. Chen is qualified to serve as a member of our board of directors based on his significant experience in public company accounting.
Eric Chen joined our board of directors in January 2019. Mr. Chen is the founder of the Law Offices of Eric K. Chen, which he founded in 1995. Mr. Chen’s professional experience centers on personal injury law, business litigation, and international corporate law. Mr. Chen assists U.S. and Chinese companies in finding joint ventures and mergers and acquisition partnerships. In addition, Mr. Chen has served as legal counsel for the California Acupuncture Medicine Association (CAMA), California Association of Acupuncture and Oriental Medicine (CAAOM), and Council of Acupuncture and Oriental Medicine Association (CAOMA). Mr. Chen is the co-founder and vice president of the Nevada Chinese Professionals and Business Association. Mr. Chen holds a J.D. from the Southwestern University School of Law. We believe that Mr. Chen is qualified to serve as a member of our board of directors based on his experience as a commercial litigator familiar with international transactions.

Eve Yen joined our board of directors in January 2019. Ms. Yen is the founder of Diamond Wipes International, Inc., a manufacturer of wet wipes based in Chino, California, which she founded in 1994. Ms. Yen serves on the board of the 100 Mile Club®, a grass-roots non-profit organization dedicated to helping children and families to achieve a healthy lifestyle through physical activity nationwide. Ms. Yen also served on Asian Pacific Community Fund (APCF)’s board of directors, devoted to supporting small organizations and nurturing future leaders from minority communities. Ms. Yen holds an M.S. in Management Information Systems from New York Institute of Technology. We believe that Ms. Yen is qualified to serve as a member of our board of directors based on her perspective and experience as CEO and founder of a California-based manufacturing company.
Vote Required and Board Recommendation
The vote required to elect our five directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, is a plurality of the votes cast at the Annual Meeting. The Board recommends that you vote "FOR" for the election of each of the director nominees.

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics and Corporate Governance Guidelines
Our Board is committed to sound corporate governance principles and practices. In February 2019, we adopted a written Code of Business Conduct and Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted in the investor section of our website at https://irkarat.com. Amendments or waivers of our Code of Business Conduct and Ethics will be provided on our website, https://irkarat.com, within four business days following the date of the amendment or waiver.
The Company’s Corporate Governance Guidelines provide our board of directors with flexibility to select the appropriate leadership structure at a particular time based on what our board of directors determines to be in the best interests of the Company. The Company’s Corporate Governance Guidelines provide that our board of directors has no established rule with respect to combining or separating the offices of Chairman of the Board and principal executive officer. A copy of our Corporate Governance Guidelines is posted in the investor section of our website at https://irkarat.com.
Policy on Insider Trading

Our Board of Directors has adopted a Policy on Insider Trading, which applies to all of our directors, officers, independent consultants, contractors, and employees. A copy of our Policy on Insider Trading is posted in the investor section of our website at https://irkarat.com.

Clawback Policy

Based on the recommendation of the Compensation Committee, our Board of Directors approved a Clawback Policy in compliance with the SEC’s and Nasdaq’s recently adopted final rules. Our Clawback Policy requires the repayment of certain cash and equity-based incentive compensation provided to current or former executive officers in connection with a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements. A copy of our Clawback Policy was included as an exhibit to our Form 10-K for the year ended December 31, 2025 as filed with the SEC on March 13, 2026.

Cybersecurity

For information about the Company’s cybersecurity strategy and initiatives, see Part I, Item 1C of the Company’s Form 10-K for the year ended December 31, 2025 as filed with the SEC on March 13, 2026.
Board of Directors
The business and affairs of our company are managed by or under the direction of the Board. The Board is currently composed of five members. Mr. Yu, our Chief Executive Officer, is also the Chairman of our board of directors. Our board of directors determined that, at the present time, having our Chief Executive Officer also serve as the Chairman of our board of directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Mr. Yu co-founded the Company, and our board of directors believes that Mr. Yu’s years of management experience in our industry as well as his extensive understanding of our business, operations, and strategy make him well qualified to serve as chairman of our board.
In January 2019, our board of directors appointed Paul Y. Chen to serve as our lead independent director. As lead independent director, Paul Y. Chen presides over periodic meetings of our independent directors, serves as a liaison between the chairman of our board of directors and the independent directors and performs such additional duties as our board of directors may otherwise determine and delegate.
The Board held four meetings and took four actions by unanimous written consent during the year ended December 31, 2025. In 2025, each person serving as a director attended all meetings of our Board and any Board committee on which he or she served.

Our directors are expected to attend our Annual Meeting of Stockholders. Any director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. All directors attended our 2025 Annual Meeting of Stockholders.

Board Committees

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance (“N&CG”) Committee, each of which has the composition and the responsibilities described below. Our Board may from time to time establish other committees.
The Board assesses the effectiveness and contribution of each committee on an annual basis. These charters are available at https://irkarat.com, and you may obtain a printed copy of any of these charters by sending a written request to: Investor Relations, Attn: Secretary, 6185 Kimball Avenue Chino, California 91708.
Audit Committee. We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of our Audit Committee are Paul Y. Chen, Eve Yen, and Eric Chen, each of whom is a non-employee and an independent member of our board of directors. Our Audit Committee chairperson, Mr. Paul Y. Chen, is our Audit Committee Financial Expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of The Nasdaq Global Market ("Nasdaq").
Our Audit Committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our Audit Committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq. Our Board has determined that each of Eve Yen, Paul Y. Chen and Eric Chen are independent for Audit Committee purposes, as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and have sufficient knowledge in financial and auditing matters to serve on the Audit Committee.
Our Audit Committee:
•approves the hiring, discharging, replacement and compensation of our independent registered public accounting firm;
•oversees and evaluates the work of our independent registered public accounting firm;
•approves engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
•reviews the qualifications, independence and performance of the independent registered public accounting firm;
•reviews our consolidated financial statements and reviews our critical accounting policies and estimates;
•reviews the adequacy and effectiveness of our internal controls;
•reviews the adequacy and effectiveness of our disclosure controls and procedures;
•reviews the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•reviews our major financial risk exposures;
•reviews and discusses with management and the independent registered public accounting firm the results of our annual audit, our quarterly condensed consolidated financial statements and our publicly filed reports; and
•governs and oversees cybersecurity risk management.

For a complete description of the Audit Committee's responsibilities, you should refer to the Audit Committee Charter listed on the Company's website at https://irkarat.com. The Audit Committee held four meetings during the year ended December 31, 2025.
Compensation Committee. The members of our Compensation Committee are Eve Yen, Paul Y. Chen and Eric Chen. Ms. Eve Yen is the chairperson of our Compensation Committee. Our Compensation Committee oversees our compensation policies, plans and benefits programs. Our Compensation Committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq.
The Compensation Committee:
•reviews, recommends policies relating to, and approves compensation and benefits of our officers and non-employee directors;
•reviews and approves compensatory contracts or similar transactions or arrangements with our officers;
•reviews and makes recommendations to the Board regarding policies and procedures with respect to the clawback or recoupment of compensation from the Company’s current or former officers who have received compensation, including with respect to any policy adopted pursuant to Rule 10D-1 of the Exchange Act and the related listing rules and regulations;
•reviews and approves corporate goals and objectives related to the compensation of our officers, and evaluates the performance of our officers in light of such goals and objectives;

•provides oversight of our overall compensation plans and benefits programs;
•reviews succession planning for our officers; and
•makes recommendations regarding the establishment of and administer the issuance of stock options and other awards under our stock plans.
For a complete description of the Compensation Committee's responsibilities, you should refer to the Compensation Committee Charter on the Company's website at https://irkarat.com. The Compensation Committee held no meeting but took one action by unanimous written consent during the year ended December 31, 2025.
Nominating and Corporate Governance Committee. The members of our N&CG Committee are Eve Yen, Paul Y. Chen and Eric Chen. Mr. Eric Chen is the chairperson of our N&CG Committee. Our N&CG Committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our N&CG Committee operates under a written charter that specifies its duties and responsibilities and satisfies the applicable listing standards of Nasdaq.
The N&CG Committee:
•reviews, evaluates and makes recommendations regarding the organization, composition, size and governance of the board of directors and its committees;
•assesses the performance of members of the board of directors and makes recommendations regarding committee and chair assignments;
•evaluates the independence of directors and director nominees;
•reviews our related party transaction policy and reviews and oversees all transactions between the Company and a related person for which review or oversight is required by applicable law;
•reviews actual and potential conflicts of interest of the members of our board of directors and our officers;
•recommends desired qualifications for board of directors membership and conducts searches for potential members of the board of directors;
•reviews and approves our Code of Business Conduct and Ethics; and
•develops, oversees, reviews and makes recommendations with regard to our corporate governance guidelines.
For a complete description of the N&CG Committee's responsibilities, you should refer to the N&CG Committee Charter on the Company's website at https://irkarat.com. The N&CG Committee held no meeting but took four actions by unanimous written consent during the year ended December 31, 2025.
The N&CG Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The N&CG Committee is responsible for reviewing each candidate's biographical information, meeting with each candidate and assessing each candidate's independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the N&CG Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background, and professional expertise, among other factors.
Board Leadership
The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board ("Chairman") and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman and Chief Executive Officer are currently held by Alan Yu. The Board believes the Chief Executive Officer is in the best position to direct the independent directors' attention to the issues of greatest importance to the Company and its stockholders. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.
Board Oversight of Enterprise Risk
The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management are conducted primarily through the committees of the Board identified above, but the full Board retains responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures

(including risks related to the financial reporting process and internal controls, cybersecurity, liquidity, credit, operations, and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.
Director Independence
Our Board has determined that Eve Yen, Paul Y. Chen, and Eric Chen, each of whom comprise our Audit Committee, Compensation Committee, and N&CG Committee, satisfy the independence standards for those committees established by applicable SEC rules and the rules of Nasdaq. In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. There are no family relationships among any of our directors or executive officers.
Communications with the Company and the Board
Stockholders may communicate with the Company through its Investor Relations Department by writing to Investor Relations, Attn: Secretary, 6185 Kimball Avenue Chino, California 91708.
Stockholders interested in communicating with our Board, any Board committee, any individual director, or any group of directors (such as our independent directors) should send written correspondence to Karat Packaging Inc. Board of Directors, Attn: Secretary, 6185 Kimball Avenue Chino, California 91708.
Stockholder Proposals for Next Year's Annual Meeting
Any stockholder who wishes to present a proposal for action at our next Annual Meeting of Stockholders, or to nominate a director candidate for our Board, must submit such proposal or nomination in writing to our Corporate Secretary at Karat Packaging Inc., 6185 Kimball Avenue Chino, California 91708. The proposal or nomination should comply with the time period and information requirements as set forth in our Amended and Restated Bylaws relating to stockholder business or stockholder nominations, respectively. To be eligible to present a proposal or nomination at the 2027 Annual Meeting, such proposal or nomination must be properly submitted to us as set forth in our Amended and Restated Bylaws and not earlier than February 16, 2027 nor later than March 18, 2027. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 19, 2027.
These requirements are separate from the SEC's requirements that a stockholder must meet in order to have a proposal included in our proxy statement. Stockholders interested in submitting a proposal for inclusion in the proxy statement for the 2027 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals pursuant to SEC Rule 14a-8 must be received by our Corporate Secretary at the herein above address no later than December 26, 2026.

EXECUTIVE COMPENSATION

Executive and Director Compensation

Executive Officers

Below are the names of and certain information of our executive officers for fiscal year 2025:

Name	Age	Position
Alan Yu	56	Chief Executive Officer and Chairman
Jian Guo	47	Chief Financial Officer and Director
Daniel Quire	44	Chief Revenue Officer
Marvin Cheng	57	Vice President - Manufacturing and Secretary
The following is certain biographical information describing the business experience of our named executive officers who do not serve as directors. The biography of Mr. Yu and Ms. Guo appears earlier in this proxy statement on page 4. See “Director Nominees.”

Daniel Quire joined the Company in 2018 and was appointed Chief Revenue Officer in October 2023. Mr. Quire provides leadership to our sales team, leads our customer acquisition and engagement initiatives, and helps expand our market presence. Mr. Quire has held various sales roles within the Company, including Director of Sales from January 2019 to April 2022, and VP of Sales from May 2022 to August 2023. Mr. Quire holds a B.A. in Communication Studies from Texas State University.

Marvin Cheng co-founded the Company in 2000 and serves as our Vice President of Manufacturing and Secretary. Mr. Cheng holds a B.S. in Business from California State University, Los Angeles. Mr. Cheng is one of our two largest stockholders.

Summary Compensation Table

The following table provides the compensation paid to our named executive officers for the years ended December 31, 2025, and December 31, 2024.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($) (1)	All Other Compensation ($) (3)	Total ($)
Alan Yu	2025	300,000	—	37,500	337,500
Chief Executive Officer	2024	293,077 (2)	705,120	37,500	1,035,697
Jian Guo	2025	350,000	—	37,500	387,500
Chief Financial Officer	2024	350,000	705,120	37,500	1,092,620
Daniel Quire	2025	250,000	—	—	250,000
Chief Revenue Officer	2024	250,000	705,120	—	955,120

(1) This represents the fair value on the grant date of the stock awards granted to our named executive officers in the applicable year.
(2) Mr. Yu entered into an amendment to his employment agreement on March 12, 2024. The salary for Mr. Yu for 2024 was prorated based on his amendment’s effective date of March 12, 2024.
(3) Represents compensation of $7,500 per board meeting attended paid to each board member.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Alan Yu	3/12/2024	—	—	—	—	8,000	180,560
Jian Guo	3/12/2024	—	—	—	—	8,000	180,560
	2/1/2022	36,550	—	16.53	1/31/2032	—	—
Daniel Quire	3/12/2024	—	—	—	—	8,000	180,560
	10/8/2021	50,000	—	18.86	10/7/2031	—	—
(1) Subject to each named executive officer’s continued employment, each stock option grant was scheduled to become vested and exercisable over a three-year period, with one-third of each option grant becoming vested and exercisable on each of the first three anniversaries of the grant date of the option. All unexercised options expire ten years from the date of grant.
(2) Subject to each named executive officer's continued employment, each restricted stock unit award was scheduled to become vested over a period between two and three years.
(3) The market value of stock awards is computed by multiplying the applicable number of shares of stock that have not yet vested as of December 31, 2025, by $22.57, the closing market price of the Company's common stock on such date.

Policies and Practices Related to the Grant of Certain Equity Awards

We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments to our named executive officers, historically, including during fiscal 2025, our Compensation Committee has not granted such awards.

Executive Employment Agreements and Other Arrangements

We have entered into employment agreements setting forth the terms and conditions of employment for each of our named executive officers. These agreements provide for at-will employment and generally include the named executive officer's initial base salary, initial equity award grants (if any) pursuant to 2019 Stock Incentive Plan (the "Plan") eligibility. In case of termination for cause or without good reason (as defined in the employment agreements), the named executive officer shall be entitled to any accrued or unpaid salary, reimbursement of business expenses subject to the Company's policy and such certain benefits under the Plan but shall not be entitled to severance or termination payments. In addition, each of our named executive officers has executed our standard form of confidential information, invention assignment and arbitration agreement.

Alan Yu Employment Agreement

We entered into an employment agreement with Mr. Yu, our Chief Executive Officer, in fiscal 2021. On March 21, 2022, the Compensation Committee approved an increase in Mr. Yu's base salary to $270,000. On March 12, 2024, the Company and Mr. Yu entered into an amendment to his employment agreement (the “CEO Amendment”), effective as of March 12, 2024. The CEO Amendment reflects that Mr. Yu will continue in his role as Chief Executive Officer for an initial term expiring on March 12, 2026, subject to automatic extensions, unless either party provides the other with 60 days' prior written notice. Pursuant to the CEO Amendment, Mr. Yu's base salary increased to $300,000 per year. The CEO Amendment also provides that Mr. Yu was granted 24,000 restricted stock units ("RSUs") pursuant to the terms of the CEO Amendment and the Company's Stock Incentive Plan, in which 24,000 RSUs shall vest in three, equal installments on May 12, 2024, May 12, 2025 and May 12, 2026. In the event Mr. Yu resigns or is terminated before the vesting of the last installment on May 12, 2026, Mr. Yu is entitled to receive such RSUs subject to Section 5 of his employment agreement.

Jian Guo Employment Agreement

We entered into an employment agreement with Ms. Guo, our Chief Financial Officer, whereby Ms. Guo was provided an annual base salary of $350,000. On March 12, 2024, the Company and Ms. Guo entered into an amendment to her employment agreement (the “CFO Amendment”), effective as of March 12, 2024. The CFO Amendment reflects that Ms. Guo will continue in her role as Chief Financial Officer for an initial term expiring on March 12, 2026, subject to automatic extensions, unless either party provides the other with 60 days' prior written notice. The CFO Amendment provides that Ms. Guo was granted 24,000 RSUs pursuant to the terms of the CFO Amendment and the Company's Stock Incentive Plan, in which 24,000 RSUs shall vest in three, equal installments on May 12, 2024, May 12, 2025 and May 12, 2026. In the event Ms. Guo resigns or is terminated before the vesting of the last installment on May 12, 2026, Ms. Guo is entitled to receive such RSUs subject to Section 5 of her employment agreement.

Daniel Quire Employment Agreement
We entered into an employment agreement with Daniel Quire to serve as Chief Revenue Officer of the Company on October 5, 2023, whereby Mr. Quire was entitled to an annual base salary of $250,000 and eligibility for an annual bonus upon the discretion of the Compensation Committee. Mr. Quire was granted 24,000 RSUs pursuant to the Company's Stock Incentive Plan, in which 24,000 RSUs shall vest in three, equal installments on May 12, 2024, May 12, 2025 and May 12, 2026.
Pursuant to his employment agreement, Mr. Quire will be an at-will employee of the Company. If Mr. Quire is terminated with Cause (as defined in his employment agreement), the Company will provide Mr. Quire the following compensation, in accordance with the terms of his employment agreement: (a) any accrued but unpaid base salary and accrued but unused vacation; (b) reimbursement for unreimbursed business expenses properly incurred; and (c) employee benefits, including equity compensation, if any, to which he may be entitled. If Mr. Quire is terminated without Cause or for Good Reason (as defined in his employment agreement), the Company will provide Mr. Quire with all compensation stated above in (a)-(c).
Non-Employee Director Compensation
The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Paul Y. Chen	37,500	—	—	37,500
Eric Chen	37,500	—	—	37,500
Eve Yen	37,500	—	—	37,500
(1) Represents compensation of $7,500 per board meeting attended paid to each board member.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with the SEC rules, shares of our common stock that may be acquired upon exercise or vesting of equity awards within 60 days of the date of the table below are deemed beneficially owned by the holders of such options and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.
As of April 21, 2026, 19,963,731 shares of common stock were issued and outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock as of April 21, 2026, by (i) each of our directors, director nominees, and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of our common stock. The number of common stock beneficially owned in the table below includes any restricted stock unit awards or options vesting 60 days after the Record Date and any vested, but unexercised options. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of our securities or any of our parents, the operation of which may at a subsequent date result in a change in control of our company.
Unless otherwise noted below, the address of each person listed on the table is c/o Karat Packaging, Inc., 6185 Kimball Avenue Chino, California 91708.

Beneficial Owner Executive Officers and Directors	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
Alan Yu	6,099,305	30.6%
Chief Executive Officer and Chairman
Jian Guo	76,112	*%
Chief Financial Officer
Marvin Cheng	5,257,272	26.3%
Vice President – Manufacturing and Secretary
Daniel Quire	75,696	*%
Chief Revenue Officer
Paul Y. Chen	17,000	*%
Director
Eve Yen	13,000	*%
Director
Eric Chen	17,000	*%
Director
All executive officers and directors as a group (7 persons) (1)	11,555,385	57.9%
__________
* Represents beneficial ownership of less than 1%.
(1) As of April 21, 2026, all directors and executive officers as a group have voting power representing approximately 57.9% of our outstanding common stock.

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

We are asking our stockholders to ratify the Audit Committee's selection of BDO USA, P.C. ("BDO") as our independent certified public accounting firm for the year ending December 31, 2026. If the stockholders do not ratify the appointment of BDO, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.
Representatives of BDO are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

As disclosed in the Company’s Form 8‐K filed with the SEC on March 17, 2026, the Audit Committee approved the engagement of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Also, effective March 13, 2026, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Accountant.

PwC's report on the Company’s financial statements as of and for the years ended December 31, 2025 and December 31, 2024 did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 13, 2026, there were (I) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make a reference to the subject matter thereof in connection with its reports on the Company’s financial statements for the years ended December 31, 2025 and December 31, 2024 and (II) no “reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions), except for (A) the material weaknesses in internal control over financial reporting disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 pertaining to (i) certain information technology general controls for information systems that are relevant to the preparation of the Company's financial statements, and (ii) maintenance of appropriately designed entity-level controls impacting the control environment, risk assessment procedures and monitoring activities to prevent or detect material misstatements to the consolidated financial statements, all of which were remediated as of December 31, 2024, and (B) the material weakness in internal control over financial reporting disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 pertaining to segregation of duties related to the creation, approval and subsequent modification of journal entries, which was remediated as of March 31, 2025.

During the years ended December 31, 2025 and 2024, and through the subsequent interim period from January 1, 2026 through March 13, 2026, neither the Company nor any party acting on its behalf, consulted with BDO regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's consolidated financial statements, and no written reports or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

Vote Required and Board Recommendation

The vote required for the Auditor Ratification Proposal is a majority of the stock having voting power present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. The Board recommends a vote “FOR” for the Auditor Ratification Proposal.

PROPOSAL 3: SAY ON PAY PROPOSAL
Background of the Proposal
The Dodd-Frank Act requires all public companies to hold a separate non-binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each company's proxy statement (commonly known as a "Say on Pay" proposal). Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.
Say on Pay Resolution
This Say on Pay proposal is set forth in the following resolution:
RESOLVED, that the stockholders of Karat Packaging Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Karat Packaging Inc.'s Proxy Statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the compensation tables, and any related information found in the proxy statement of Karat Packaging Inc.
Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee, or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required and Board Recommendation
The vote required for the Say on Pay Proposal is a majority of the stock having voting power present in person or represented by proxy and entitled to vote thereon at the Annual Meeting. The Board recommends a vote "FOR" for the Say on Pay Proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. The Audit Committee hereby reports as follows:
1.    The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2025 with management.
2.   The Audit Committee has discussed with PwC the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the U.S. Securities and Exchange Commission (the "SEC").
3.     The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC's communications with the Audit Committee concerning independence and has discussed PwC's independence with representatives of PwC.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025, be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC.
The foregoing has been furnished by the Audit Committee:
Paul Y. Chen, Chairman
Eric Chen
Eve Yen

This "Audit Committee Report" is not "Soliciting Material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

AUDITORS FEES AND SERVICES

On March 13, 2026, the Audit Committee approved the engagement of BDO as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Also, effective March 13, 2026, the Committee approved the dismissal of PwC as the Company’s Independent Accountant.

PwC's report on the Company’s financial statements as of and for the years ended December 31, 2025 and December 31, 2024 did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 13, 2026, there were (I) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make a reference to the subject matter thereof in connection with its reports on the Company’s financial statements for the years ended December 31, 2025 and December 31, 2024 and (II) no “reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions), except for (A) the material weaknesses in internal control over financial reporting disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 pertaining to (i) certain information technology general controls for information systems that are relevant to the preparation of the Company's financial statements, and (ii) maintenance of appropriately designed entity-level controls impacting the control environment, risk assessment procedures and monitoring activities to prevent or detect material misstatements to the consolidated financial statements, all of which were remediated as of December 31, 2024, and (B) the material weakness in internal control over financial reporting disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 pertaining to segregation of duties related to the creation, approval and subsequent modification of journal entries, which was remediated as of March 31, 2025.

During the years ended December 31, 2025 and 2024, and through the subsequent interim period from January 1, 2026 through March 13, 2026, neither the Company nor any party acting on its behalf, consulted with BDO regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's consolidated financial statements, and no written reports or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

The following table sets forth PwC's fees for the years ended December 31, 2025 and 2024, respectively:

	For the years ended,
	2025	2024
Audit Fees	$950,886	$1,091,816
Audit-Related Fees (1)	152,228	—
Other Fees (2)	2,000	2,000
Tax Fees (3)	137,100	147,700
Total	$1,242,214	$1,241,516

(1) Consists of fees for professional services reasonably related to the audit or review of financial statements.
(2) Consists of fees for reporting and accounting research subscriptions.
(3) Consists of fees for tax advisory services, including compliance, planning, and advice.

POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES
The Audit Committee has adopted policy and related procedures requiring its pre-approval of all audit and non-audit services to be rendered by its independent registered public accounting firm. These policies and procedures are intended to ensure that the provision of such services does not impair the independent registered public accounting firm's independence. These services may include audit services, audit related services, tax services and other services. The policy provides for the annual establishment of fee limits for various types of audit services, audit related services, tax services and other services, within which the services are deemed to be pre-approved by the Audit Committee. The independent registered public accounting firm is required to provide the Audit Committee back up information with respect to the performance of such services.
All services provided by PwC during the fiscal years ended December 31, 2025 and 2024 were approved by the Audit Committee. The Audit Committee has delegated to its Chair the authority to pre-approve services, up to a specified fee limit, to be rendered by the independent registered public accounting firm and requires that the Chair report to the Audit Committee any pre-approved decisions made by the Chair at the next scheduled meeting of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions since January 1, 2024 to which we have been a party, in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this prospectus captioned "Executive and Director Compensation."

Keary Global Group, Ltd. (“Keary Global”) and its affiliate, Keary International, Ltd. (“Keary International”)
Keary Global owns 250,004 shares of the Company's common stock as of December 31, 2025, which Keary Global acquired upon exercise of two convertible notes during the third quarter of 2018. Keary Global and its affiliate, Keary International, are owned by one of the Company's stockholder’s family member. In addition to being a stockholder, Keary Global and Keary International are inventory suppliers and purchasing agents for the Company overseas. The Company has an ongoing agreement (the “Procurement Agreement”) with Keary Global, which was amended and restated on June 26, 2025 to clarify the responsibilities of both parties under the Procurement Agreement. On December 31, 2025 and 2024, the Company has accounts payable due to Keary Global and Keary International of $4,672,000 and $3,130,000, respectively. Purchases for the years ended December 31, 2025 and 2024 from this related party were $33,237,000 and $35,109,000, respectively.

Related-Person Transactions Policy

We have adopted a written policy for the review, approval, or ratification of transactions with related persons, which will be conducted by the N&CG Committee.

OTHER MATTERS
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that Karat's directors, executive officers, and persons who beneficially own 10% or more of Karat's common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To Karat's knowledge, based solely on a review of the copies of such reports furnished to Karat and written representations that no other reports were required, all such filing requirements applicable to Karat's directors, executive officers and greater than 10% beneficial owners were complied with during the year ended December 31, 2025, except for Paul Y. Chen, Eric Chen, Alan Yu, Jian Guo, and Daniel Quire who each filed one late transaction on a Form 4 and Eve Yen, who filed two late transactions on Form 4s.
Copies of Form 10-K
A copy of our Annual Report on Form 10-K for the year ended December 31, 2025, without exhibits, is available at https://irkarat.com/ and will be provided upon request. Stockholders are referred to the Form 10-K for financial and other information about the Company.
Additional copies of our Form 10-K for the year ended December 31, 2025, may be obtained without charge by writing to Investor Relations, Karat Packaging Inc., 6185 Kimball Avenue Chino, California 91708. Exhibits will be furnished upon request. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is https://www.sec.gov
Householding Information

We have adopted “householding,” which is a permissible procedure under SEC rules that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address and last name by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. This procedure saves printing and postage costs by reducing duplicative mailings. Stockholders who participate in householding will continue to receive separate proxy cards.

If you wish to opt out of householding and would prefer to receive a separate Notice, please notify your broker or submit a written request to: Roland Au, Karat Packaging Inc., 6185 Kimball Ave, Chino, CA 91708. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Similarly, stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should submit such request in accordance with the above instructions.

Karat®
PACKAGING

COPYRIGHT © 2026 KARAT PACKAGING. ALL RIGHTS RESERVED.

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KARAT PACKAGING INC.
6185 KIMBALL AVE
CHINO, CA 91708
ATTN: AMY TSEN

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96230-P49449 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KARAT PACKAGING INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Withhold**
1a. Alan Yu	☐	☐
1b. Jian Guo	☐	☐
1c. Paul Y. Chen	☐	☐
1d. Eric Chen	☐	☐
1e. Eve Yen	☐	☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V96231-P49449

KARAT PACKAGING INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2026 3:00 PM PDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Alan Yu and Jian Guo, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of KARAT PACKAGING INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m., PDT on June 16, 2026, at 6185 Kimball Ave, Chino, CA 91708, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side